UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

Dyadic International, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	333-102629	45-0486747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

(561) 743-8333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Dyadic International, Inc. (the “Registrant”) today will post on its website www.dyadic.com the presentation made by its scientist Marco Baez, Ph.D. on July 13, 2006 at the Third Annual World Congress on Industrial Biotechnology and Bioprocessing in Toronto, Canada. As previously disclosed by the Registrant in a press release issued on July 13, 2006, at the BIO Conference, the Registrant updated its progress in the development of enzymes for conversion of biomass to cellulosic ethanol.

Neither the presentation nor any other information contained on the Registrant’s website is incorporated by reference into this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.
(Registrant)

By:
Date: July 31, 2006	Name: Mark A. Emalfarb Title: President and Chief Executive Officer